LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into this ___ day of October, 2001, by and between _________________, as LANDLORD, and RMS Titanic, Inc. with offices at ________________, Atlanta, Georgia ______, as TENANT.

         WITNESSETH, The Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, approximately Ten Thousand Eighty (10,080) square feet (comprising the entire building) at _______________, Atlanta, Georgia _____, for the TERM of thirty-eight months, fourteen days, to commence on the 18th day of October, 2001 and to end on the 31st day of December, 2004, upon the conditions and covenants following:

1.       RENT:

         Tenant shall pay the annual rent of SIXTY-FIVE THOUSAND FIVE HUNDRED TWENTY DOLLARS AND 00/100 ($65,520.00), said rent to be paid in equal monthly payments of $5,460.00 per month on the first day of each and every month beginning on November 1, 2001 and ending on October 31, 2002. For the period November 1, 2002 through October 31, 2003, the monthly rent shall be $6,090.00. For the period November 1, 2003 through December 31, 2004, the monthly rent shall be $6,720.00.

     Landlord grants Tenant two months rent abatement, totaling $10,920.00, to be credited towards the December, 2001 and January 2002 rent. All rent is to be paid to Landlord's agent, ______________________, at its offices
______________________.

2.       REPAIRS:

         Tenant shall take good care of the premises and fixtures, make good any injury or breakage done by Tenant or Tenant's agents, employees or visitors, and shall quit and surrender said premises, at the end of said Term, in as good condition as the reasonable use thereof will permit (reasonable wear and tear excepted). All alterations, partitions, additions, or improvements, which may be made by either of the parties hereto upon the premises, shall be the property of Landlord, and shall remain upon and be surrendered with the premises, as a part thereof, at the termination of this lease, without disturbance, molestation or injury.

3.       REQUIREMENTS OF LAW:

         Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County and City Government and of any and all their Departments and Bureaus applicable to said premises for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said Tenant's use of premises during said Term; and, shall also promptly comply with and execute all rules, orders and regulations of the Board of Fire Underwriters for the prevention of fires at Tenant's own cost and expense. This covenant shall not require Tenant to make alterations or additions to the premises. Landlord shall cooperate with Tenant to the extent reasonably necessary for Tenant's compliance with this paragraph. Landlord shall not be required to expend legal or professional fees in giving any such cooperation to Tenant.

4.       DESTRUCTION:

         In case of damage by fire or other action of the elements to the building in which the leased premises are located, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if Landlord shall within a reasonable time decide not to rebuild, this Lease shall cease and come to an end, the rent shall be apportioned to the time of the damage, and the security deposit and all accrued interest thereon shall be returned to Tenant. In all other cases where the leased premises are damaged by fire, Landlord shall repair the damage with reasonable dispatch after notice of damage, and if the damage has rendered the premises untenable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond Landlord's control.

5.       ACCESS TO PREMISES:

         Tenant agrees that Landlord and Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable business hours and upon prior reasonable notice, for the purpose of examining the same, or for making such repairs, alterations, additions or improvements therein as may be necessary or deemed advisable by Landlord. Tenant also agrees to permit Landlord or Landlord's agents to show the premises to persons wishing to hire or purchase the same; and Tenant further agrees that during the six months next preceding the expiration of the Term or any option Term hereby granted, Landlord or Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation. Landlord shall use its best efforts to minimize interference with Tenant.


6. LEASE NOT IN EFFECT, DEFAULTS, NOTICES, REMEDIES, RE-LETTING, CUMULATIVE REMEDIES:

         If, before the commencement of the Term, Tenant takes the benefit of any insolvent act, or if a Receiver or Trustee be appointed for Tenant's property, this lease shall thereby, at the option of Landlord, be terminated and in that case, neither Tenant nor anybody claiming under Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the Term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall default in fulfilling any of the covenants of this lease or the rules and regulations other than the covenants for the payment of rent or "additional rent", Landlord may give to Tenant fifteen (15) days notice of intention to end the Term of this lease, and thereupon at the expiration of said fifteen (15) days, if said condition which was the basis of said notice shall continue to exist) (unless such default by its nature cannot by cured within such fifteen (15) days period in which event then Tenant shall have a reasonable time to cure) the Term under this lease shall expire as fully and completely as if that day where the date herein definitely fixed for the expiration of the Term and Tenant will then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

         If Tenant shall default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for and such default continues after fifteen (15) days notice, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said fifteen (15) day period (subject to the cure provision above), Landlord may immediately, or at any time thereafter, peaceably re-enter the demised premises and remove all persons and all or any property there from, either by summary dispossess proceedings, or by any suitable action or proceedings at law, without being liable to indictment, prosecution or damages therefore (except in cases of Landlord's willful conduct or gross negligence), and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the Term, as above provided, Landlord may either re-let the demised premises or any part or parts thereof as the agent of Tenant, and receive the rents therefore, applying same first to the payment of such expenses as landlord may have incurred, and then to the fulfillment of the covenants of Tenant herein, and the balance, if any, at the expiration of the Term first above provided for, shall be paid to Tenant. Landlord may rent the premises for a Term extending beyond the Term hereby granted without releasing Tenant from any liability. In the event that the Term of this lease shall expire as above in this subdivision provided, or terminate by summary proceedings or otherwise, and if Landlord shall not re-let the demised premises for Landlord's own account, then, whether or not the premises be re-let, Tenant shall remain liable for, and Tenant hereby agrees to pay to Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of re-letting, if any, and the same shall be due and payable by Tenant to Landlord on the several rent days above specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of deficiency then existing. Tenant hereby expressly waives any and all right of redemption in case Tenant shall be dispossessed by judgment or warrant of any court or judge, and Tenant waives and will waive all rights to trial by jury in any summary proceedings hereafter instituted by Landlord against Tenant in respect to the demised premises or any action to recover rent or damages hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

7.       CLEANING:

         Tenant shall, at Tenant's expense, keep the demised premises clean and in order to the satisfaction of Landlord, barring normal wear and tear. Tenant shall pay the cost of removal of Tenant's refuse and waste, as billed by the City of Atlanta or by private carting company.

8.       LIABILITY:

         Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of Landlord.

9.       SUBORDINATION:

         That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and Tenant agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages; provided, however, that no such subordination shall be effective unless such mortgagee agrees in writing not to disturb this Lease or Tenant's possession hereunder so long as Tenant is not in default hereunder.


10.      SECURITY:                  (INTENTIONALLY DELETED)    (SEE SECTION 50)

11.      SPRINKLERS:

         Tenant shall maintain the sprinkler system on the premises, at its own expense.

12.      WATER AND SEWER:

         Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay all sewer rent or charges imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due. Tenant will place water and sewer bill in its own name.


13.       FIRE INSURANCE:

         Tenant will not, nor will Tenant permit any under-tenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, in violation of this lease and which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase as additional rent above the 2001 base year amount.

14.       NO WAIVER:

         The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.


15.      CONDEMNATION:

         That should the land whereupon said building stands or any part thereof be condemned for public use, then in that event, upon the taking of the same for such public use, this lease, at the option of Landlord, shall become null and void, and the Term cease and come to an end upon the date when the same shall be taken and the rent shall be apportioned as of said date, and the security deposit together with accrued interest shall be returned to Tenant. No part of any award, however, shall belong to Tenant.

16.      FIXTURES:

         If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by Tenant and shall become the property of Landlord.

17.      INABILITY TO PERFORM:

         This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any services expressly or implied to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

18.      NO DIMINUTION OF RENT:

         No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not caused by negligence on the part of Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction, unless it makes the Premises completely uninhabitable or unusable. Landlord shall not be required to furnish, and Tenant shall not be entitled to receive, any such "services" during any period wherein Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the Term, it being understood that rent shall, in any event, commence to run at such date so above fixed.


19.      POSSESSION:

         Tenant may cancel this Lease without penalty if Landlord does not deliver possession on or before December 1, 2001.


20.      REAL ESTATE TAXES/UTLITIES:

         Tenant shall pay all increased taxes above the 2001 base year real estate taxes and all utility charges for the premises during the term of this Lease. Real Estate Taxes as provided in this paragraph 20 shall not be deemed to include (a) unincorporated business or corporation taxes of Landlord, (b) franchise taxes, (c) estate, gift, succession, transfer or inheritance taxes,
(d) gross receipts or income taxes, or (e) any similar taxes imposed on Landlord, unless such taxes are levied, assessed or imposed as a substitute for the whole or any part of, or as a substitute for an increase in, the taxes, assessments, levies, fees, charges and impositions that now constitute Real Estate Taxes. Further, Real Estate Taxes shall not be deemed to include mortgage, recording and capital gains taxes.

         21.      USE:

         Subject to and in accordance with the rules, regulations, laws, ordinances, statutory limitations and requirements of all governmental authorities and the fire insurance rating organization and board of fire underwriters and any similar bodies having jurisdiction thereof, Tenant covenants and agrees that it shall have use of the Demised Premises solely for offices and artifact conservation, salvage, warehousing and distribution. Landlord warrants that the premises as presently configured can be used for each of the permitted purposes.

22.      ZONING:

         Landlord represents that to the best of Landlord's knowledge, there are no laws, regulations, zoning, or other restrictions that would interfere with or prohibit the use of the Premises as a warehouse and offices in their present configuration. Tenant shall be solely responsible for determining applicable zoning and building requirements in accord with Tenant's intended uses. Landlord shall have no responsibility for the costs of applying for or obtaining zoning variances, building approvals or certificates of completion, except that Landlord will cooperate as may reasonably be necessary in the execution of applications for zoning variances and/or building permits which may be submitted by Tenant.

         23.      TENANT'S ALTERATIONS:

         Landlord's consent shall not be required for alterations that are purely internal and non-structural alterations. Tenant must submit, prior to commencement of any alterations requiring Landlord's consent, a plan (in suitable detail) describing any proposed alterations. Landlord reserves the right in its reasonable discretion to approve such proposed alterations. No alterations requiring Landlord's approval shall be commenced without the prior written approval of Landlord.

         Tenant hereby indemnifies and holds the Landlord harmless against any claims by contractors and/or vendors, and shall take all steps necessary to prevent the filing of any mechanics liens against the Premises or any portion thereof. All alterations shall remain the property of the Landlord at the termination of this Lease, except Tenant's trade fixtures and equipment. In the alternative, Landlord may require Tenant to remove all alterations at its expense prior to the expiration of this Lease. No work shall be done on the premises unless the persons completing said work are covered by applicable worker's compensation and liability insurance. All such construction shall be in full compliance with all Federal, State and local codes and ordinances and insurance requirements. Since a floor drain is critical to Tenant's operation, Landlord will not unreasonably withhold approval after proper plans and specifications have been provided by Tenant.


         24.      INDEMNITY-LIABILITY INSURANCE:

         (A) Tenant hereby indemnifies and saves Landlord and its principals, harmless from and against any and all claims, losses, damages or expenses (including reasonable attorney's fees) or other liability arising during the term of this lease out of or in connection with (i) the Tenant's construction, possession, use, occupancy, management, repair, maintenance or control of the Demised Premises or any part thereof, or any other part of the Building used by Tenant, or (ii) any act or omission of Tenant or Tenant's agents, employees, contractors, concessionaires, licensees, invitees, subtenants or assignees, or
(iii) any default, breach, violation or nonperformance of this lease or any provision hereof by Tenant, or (iv) any injury to person or property or loss of life sustained in or about the Demised Premises or any party thereof, except such claims found to be the result of the negligence or willful misconduct of

Landlord, its agents, employees or contractors. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceeding which may be brought against, and Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be made or entered against, Landlord or its principals, with respect to, or in connection with, any of the foregoing. The comprehensive general liability coverage maintained by Tenant pursuant to this lease shall specifically insure the contractual obligations of Tenant as set forth in this lease.

         (B) Tenant covenants to provide on or before the Commencement Date of the term hereof and to keep in force during the term hereof for the benefit of Landlord and Tenant a comprehensive policy of liability insurance protecting Landlord, Tenant, Landlord's managing agent, if any (and any other parties as Landlord shall designate to be added as insured parties) against liability occasioned by accident on or about the Demised Premises. Such policy is to be written by good and solvent insurance companies licensed to do business in the State of Georgia and reasonably satisfactory to Landlord. The policy shall be a comprehensive General Liability type and extended to include personal injury liability and fire legal liability with the amounts of liability there under not less than $1,000,000.00 in respect of any one person, not less than $3,000,000.00 in respect of any one accident, and not less than $1,000,000.00 in respect of property damages. In addition, Tenant will, at Tenant's expense, maintain (i) worker's compensation insurance within statutory limits covering all persons employed, directly or indirectly, in connection with any of Tenant's Work or any repair or alteration authorized by this lease or consented to be Landlord, and all employees and agents of Tenant with respect to whom death or bodily injury claims could be asserted against Landlord or Tenant; (ii) fire, theft and extended coverage, including vandalism and malicious mischief coverage insurance in an amount adequate (in Landlord's discretion) to cover the cost of replacement of all fixtures, decorations, improvements and contents in the Demised Premises. Prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord a certificate evidencing such insurance, provided said certificate contains an endorsement that such insurance may not be cancelled or modified except upon ten
(10) days' written notice to Landlord, together with evidence of payment for this policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default.

         25.      EXCULPATORY CLAUSE:

         If Landlord shall be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities, or a corporation, Tenant shall look only to such Landlord's estate and property in the Building and the land and where expressly so provided in this lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord or any of the principals of Landlord, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised Premises.

         26.      BROKER:

     Tenant covenants, warrants and represents that there was no broker instrumental in consummating this lease except for _________________________________the Agents, and no conversations or negotiations were had with any other broker concerning the renting of the Demised Premises. Tenant agrees to indemnify, defend and hold and save Landlord harmless against any and all liability from any claims of any broker arising out of Tenant's acts (including, without limitation, the cost of counsel fees and disbursements in connection with the defense of any such claims in connection with the renting of the Demised Premises). The brokerage agreement with ______________________the Agent, a copy of which is annexed hereto, forms a part of this Lease and has been executed on this date.


         27.      TENANT'S REMEDIES:

         With respect to any provision of this lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment. If Tenant is successful in such action, Landlord shall pay Tenant's reasonable legal fees and expenses. If Tenant is unsuccessful in any such action, Tenant shall pay Landlord's reasonable legal fees and expenses.


         28.      TENANT'S OPERATING OBLIGATIONS:

         Tenant covenants and agrees that during the term of this lease:

         (A) Tenant shall maintain any sanitary lines located inside the Demised Premises and shall not misuse plumbing facilities or dispose of any foreign substances therein. Tenant shall not permit any food, waste, or other foreign substances to be thrown or drawn into the pipes. Tenant shall maintain the plumbing located inside the Demised Premises that it installs in good order, repair and condition, and repair any damage resulting from any violation of this paragraph. Tenant shall make any repairs to the other plumbing in the Building, if damage results from Tenant's improper use of such plumbing. Tenant shall maintain any required internal sprinkler service for the Premises.


         (B) Tenant will not encumber or obstruct or permit to be encumbered or obstructed any hallway, service elevator, stairway or passageway in the Building.


         29.      END OF TERM:

         If Tenant shall default in surrendering the Demised Premises upon the expiration or termination of the term, Tenant's occupancy subsequent to such expiration or termination, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month to month or from year to year, and it shall be subject to all the terms, covenants and conditions of this lease applicable thereto, except the minimum Rent shall be 150% of the amount payable in the last year of the term, and no extension or renewal of this lease shall be deemed to have occurred by such holding over. In the event Landlord shall commence proceedings to dispossess Tenant by reason of Tenant's default, Tenant shall pay, in addition to costs and disbursements, Landlord's reasonable attorney's fees for each proceeding as Additional Rent hereunder.

         30.      ASSIGNMENT AND SUBLETTING:

         (A) Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment or sub-letting not shall any such consent by Landlord serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed. The sale or transfer of a majority ownership interest in Tenant by single or successive transfers of stock (if a corporate thereof), or percentage interests in a partnership (Other than a transfer to a member of the transferor's immediate family or a transfer by inheritance) shall be deemed an assignment under this article.

         (B) Further, and as a condition of Landlord's consent to any assignment or subletting:

(i) Tenant at the time of requesting Landlord's consent shall not be in default in the payment of any Minimum rent or Additional Rent following notice and expiration of applicable cure period, provided to be paid by Tenant hereunder and further that Tenant is not then in material default otherwise under this lease;

(ii) Each assignee of this lease shall assume, and each subtenant of this lease shall take subject to, in writing, all of the terms, covenants and conditions of this lease on the part of Tenant hereunder to be performed and observed;

(iii) An original or duplicate original of the instrument of assignment and assumption or of the sublease agreement shall be delivered to Landlord within five (5) days following the making thereof;

(iv) Any instrument of sublease shall specifically state that each sublease is subject to all of the terms, covenants and conditions of this lease;

(v) The space to be sublet shall be regular in shape with appropriate means of ingress and egress for normal renting purposes.

         (C) Each permitted assignee shall assume and be deemed to have assumed this lease and shall be and remain liable jointly and severally with Tenant for the payment of rent and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this lease and renewals and modifications hereof. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the Demised Premises to which Landlord shall not have expressly consented to in writing shall be deemed null and void and of no force or effect.

         (D) Tenant agrees that notwithstanding any subletting or assignment permitted by Landlord, no other and further subletting of the Demised Premises by Tenant or any person or entity claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this article.


         31.      LANDLORD'S REMEDIES:

         Should Tenant fail to pay within ten (10) days after same becomes due any installment of Minimum Rent, additional Rent, or any other sum payable to Landlord under the terms of this lease, then Tenant shall pay a late charge of 3% for each dollar overdue to cover the extra expenses involved in handling such delinquency. Such late charge shall be paid by Tenant to Landlord at the time of payment of the delinquent sum. Any and all sums due from Tenant, which remain unpaid for more than fifteen (15) days, shall accrue interest thereon until fully paid.

         32.      INTEREST:

         Whenever this lease refers to "interest", same shall be computed at a rate per annum of three percent (3%) in excess of the prime rate of interest set forth in the Wall Street Journal from time to time, except where otherwise in this lease a different rate is specifically set forth.

         33.      ENTIRE AGREEMENT:

         This agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof and no earlier statement or prior written matter shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements, written or oral, other than those contained in this lease. This agreement shall not be modified or canceled except by a writing signed by all of the parties hereto.

         34.      SAVINGS PROVISION:

         If any provision of this lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.


         35.      LEASE NOT BINDING UNLESS EXECUTED:

         Submission by Landlord of the within lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

         36.      LANDLORD'S CONSENT:       (INTENTIONALLY DELETED)
                  ------------------         ----------------------


         37.      LANDLORD'S RIGHT OF SELF-HELP:

         Tenant covenants and agrees that if Tenant shall, at any time, fail to make any payment or perform any other act on its part to be made or performed under this lease, Landlord may, but shall not be obligated to, after ten (10) days prior written notice to Tenant and without waiving, or releasing Tenant from any obligation of Tenant under this lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, to pay reasonable expenses and employ counsel. All sums so paid by Landlord, and all reasonable expenses in connection therewith, including attorneys' fees, together with interest thereon from the date of such payment, shall be deemed Additional Rent hereunder and be payable to Landlord on demand.

38.      MAINTENANCE AND REPAIRS/UTILITIES:

         (A) Landlord covenants, at Landlord's sole cost and expense to maintain and to make all necessary structural repairs to the Demised Premises and structural repairs to the exterior of the Building and the water and sewer lines servicing the Demised Premises that are located outside of the Demised Premises. As used herein, "Structural Repairs" shall mean repairs to the following elements only: the roof, load bearing structural elements, exterior walls, mains and conduits carrying utilities into the Demised Premises to the point where Tenant connects to same. Tenant shall maintain the plumbing, electric and HVAC systems as presently exist at the Demised Premises, and shall maintain the external sidewalks and parking area, assigned for Tenant's use.

         (B) Tenant covenants, at Tenant's sole cost and expense, to take good care of the Demised Premises and building equipment therein and all appurtenances therein, to keep the same and each and every part thereof in good repair, order and condition and to make promptly all reasonably and necessary repairs, alterations and replacements. Any replacements required to be made by Tenant under this lease shall be of type and material of equal or better quality than the original item replaced. Tenant shall maintain the landscaping at the Demised Premises, at its sole expense.

         (C) If Tenant shall fail, refuse or neglect to make repairs in accordance with the terms of this lease, then Landlord has the right (but not the obligation) to make any such repairs (upon ten (10) days' notice, except in the case of an emergency) and Landlord shall be reimbursed for its expenses in so doing (plus a 15% administrative and overhead fee), and the amount of reimbursement shall be deemed Additional Rent hereunder. If Landlord shall fail, refuse or neglect to make repairs in accordance with the terms of this lease, then Tenant has the right (but not the obligation) to make any such repairs (upon ten (10) days' notice, except in the case of an emergency) and Tenant shall be reimbursed for its expenses in so doing (plus a 15% administrative and overhead fee), and the amount of reimbursement may be off-set by Tenant against Rent due hereunder.

         (D) Heating, cooling and electricity, together with telephone, fire and security alarms, cable or similar installation and service shall be the sole responsibility of Tenant, at Tenant's sole cost and expense. Tenant shall make all arrangements for such services with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of any vendor to furnish service.

39. REIMBURSEMENT FOR LANDLORD'S EXPENSES INCURRED IN THE ENFORCEMENT OF THIS LEASE:

         Tenant covenants and agrees to pay, and to indemnify Landlord against all reasonable legal costs and charges, including reasonable counsel fees, lawfully incurred in obtaining possession of the Demised Premises after default by Tenant following notice and expiration of the applicable cure period or upon expiration or earlier termination of the term of this lease or in enforcing any covenant or agreement of Tenant herein contained (regardless of the commencement of litigation), or in the defense of any suit arising out of the occupancy or operation of the Demised Premises by Tenant. If Tenant shall commence any litigation or proceeding against Landlord, and Tenant shall not prevail, then Tenant shall reimburse Landlord for all costs, expenses and reasonable attorney's fees that Landlord actually incurred in defending such action or proceeding against the other party. If Landlord shall commence any litigation or proceeding against Tenant, and Landlord shall not prevail, then Landlord shall reimburse Tenant for all costs, expenses and reasonable attorney's fees that Tenant actually incurred in defending such action or proceeding against the other party.

         40.      NO RECORDATION:

         Tenant shall not record this lease or a memorandum hereof.


41. TENANT ACCEPTS DEMISED PREMISES "AS IS"; NO REPRESENTATIONS EXCEPT AS SPECIFIED:

Tenant has had an opportunity to inspect the Demised Premises and is fully familiar with the physical condition of the Demised Premises and every part thereof. Landlord has made no representations of whatever nature in connection with the condition of the Demised Premises or any part thereof except as set forth herein, and Landlord shall not be liable for any latent or patent defects therein. Notwithstanding anything to the contrary herein, Landlord represents as follows: At the delivery of possession, and for the thirty (30) days thereafter, the HVAC, plumbing, sewer, and electrical systems at the premises will be in good working order, and all lights in the premises will be operational.


42.      HAZARDOUS MATERIALS:

         Except for regular and customary cleaning and office supplies, Tenant shall not carry or permit any Hazardous Material (as defined below) to be brought upon, kept, stored or used in or about the Premises by Tenant, its agents, employees, contractors, or invitees, without the prior written consent of landlord (which Landlord shall not unreasonably withhold, delay or condition so long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary to Tenant's business and will at all times be used, kept, stored and disposed of in a manner that complies at all times with all laws regulating any such Hazardous Materials). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises or causes the Premises not to comply with any applicable environmental law, rule, regulation or ordinance, or if contamination of the Premises by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting there from, then Tenant hereby indemnifies, defends and holds Landlord harmless from any and all claims, judgments, penalties, fines, costs, liabilities, or losses (including any sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the term of this Lease as a result of Tenant's breach of its obligations under this Section. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in, on or about the Premises or in the soil or groundwater on or under or around the Premises. Without limiting the foregoing, if the presence of any Hazardous materials in, on or about the Premises caused or permitted by Tenant results in any contamination of the Premises or the violation by the Premises of any environmental laws, rules, regulations or ordinances, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material thereto or the violation of any such law. Such actions shall be undertaken in accordance with all applicable laws, rules and regulations, ordinances and accepted industry practices.

         "Hazardous Material" is used in this Lease in its broadest sense and shall mean any asbestos, petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic substance, material or waste or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises presently in effect or that may be promulgated in the future.

         Landlord   represents  and  warrants  that  there  are  no  pending  or threatened violations against the Demised Premises arising out of Landlord's possession or use of Hazardous Materials.

43.      PARKING:

                  Tenant shall have, during the term of this Lease, the exclusive right to use the parking area located at the Premises.

44.      SIGNAGE:

         Tenant may place signs on the Premises, subject to all local ordinances and subject to prior written approval of Landlord. Such approval shall not be unreasonably withheld.

45.      NOTICES:

         Copies of all notices to Tenant shall be sent to:

                           RMS Titanic, Inc.
                           -------------------
                           Atlanta, GA

     Copies of all notices to Landlord shall be sent to:




46.      ASSIGNMENT TO AFFILIATES:

          Tenant may assign the lease or sublet the premises or any part thereof without Landlord's consent to an entity which is an affiliate of Tenant, or to a successor which is the result of a merger or consolidation. An affiliate is defined as any entity, which directly or indirectly controls, is controlled by or is under common control with Tenant.

47.      HEADINGS:

         The marginal headings are inserted only as a matter of convenience and in no way define the scope of this lease or the intent of any provision thereof.


48.      QUIET ENJOYMENT:

         Landlord covenants that the said Tenant on paying the said rent, and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the Term aforesaid.


49.      SUCCESSORS AND ASSIGNS:

         And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and their respective successors, heirs, executors and administrators.

50.      NO SECURITY DEPOSIT:

         In lieu of any security deposit, Tenant shall deliver a check for the following rent upon the signing of this Lease:

         October 18-31, 2001                $  2,548.00
         November, 2001                     $  5,460.00
         December, 2004                     $  6,720.00

         Total:                              $14,728.00


51.      GOVERNING LAW:

         Georgia law shall govern all matters concerning this Lease, without regard to conflicts of law.


52.      MISCELLANEOUS:

         During the term of this Lease, Tenant may use the existing refrigerator/freezer and shelving installations. Tenant shall maintain same in good working order throughout the term of this Lease, normal wear and tear accepted. Tenant shall obtain and pay for service contracts for the alarm system at the Premises.

         Tenant shall not be permitted to remove the existing refrigerator/freezer unit on the premises, and Landlord shall not be obligated to remove it. Tenant may, at its option and expense, arrange for a maintenance contract for said unit.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and executed this lease as of the day and year first above written.


WITNESSES:                            LANDLORD:


---------------------

                                      By:      ____________________________
---------------------


                                      TENANT:

                                      RMS Titanic, Inc.
---------------------

                                      By:      ____________________________
---------------------